                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

           WORLDWIDE INSURANCE TRUST - WORLDWIDE ABSOLUTE RETURN FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31, 2008

Date of reporting period: DECEMBER 31, 2008

Item 1. Report to Shareholders

Worldwide Insurance Trust

           WORLDWIDE ABSOLUTE RETURN FUND
ANNUAL REPORT
DECEMBER 31, 2008

The information contained in the enclosed shareholder letter represents the personal opinions of the management team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the management team members are as of December 31, 2008.

Dear Shareholder:

The Initial Class shares of the Van Eck Worldwide Absolute Return Fund declined 13.26% for the twelve months ended December 31, 2008. In comparison, the Fund’s benchmark, the Citigroup Three-Month U.S. Treasury Bill Index1 gained 1.80% for the same period.

Market and Economic Review

It would be an understatement to say that 2008 was extremely challenging for economies and financial markets worldwide. Continued weakness in the housing and credit markets, fallout from the subprime mortgage crisis, roller-coaster strength and weakness in the U.S. dollar and turmoil in the financial sector combined to make for a year full of unprecedented events. Adding to this record-breaking volatility was the fact that the commodities boom busted.

Most major stock market indexes lost more than a third of their value for the year, with the majority of those losses occurring after the late September Wall Street collapse. The U.S. Federal Reserve Board (the “Fed”) attempted to reinvigorate the U.S. economy by reducing the targeted federal funds rate by more than 4.0% . This brought the targeted federal funds rate to between 0.25% and 0%, an unprecedented strategy in the U.S. Despite Fed efforts, housing and credit markets remained weak, which led to hundreds of billions of dollars of write-downs in the financial sector, with no end in sight at year end. European equity markets lagged the U.S. equity market, due to similar concerns in that region, including high exposure to the U.S. subprime mortgage market at many large European banks. Among emerging equity markets, China and India each lost significant ground, due partly to the slowdown of U.S. and European markets and downturns in local exuberance.

On the fixed income side, returns for the annual period reflected the worsening economic conditions. A classic flight to quality seized the bond market with enhanced vigor, as investor risk aversion reached new heights. In turn, U.S. Treasury securities dominated bond market performance. Global government bonds also generated positive returns, but virtually all other U.S. and international fixed income sectors lost ground.

All told, then, nearly all investment strategies were wounded during the period. Investors who were not exclusively invested in cash, U.S. Treasury securities or select international sovereign bonds, or actively involved in short-selling the equity market, likely suffered substantial losses.

Under such challenging market conditions, the Fund’s sub-advisers, as always, sought opportunities to exploit pricing disparities, market inefficiencies, anticipated securities price movements and/or cyclical relationships. During the fourth quarter of 2008, our management team also took major steps that changed the Fund’s complexion, as we sought to meet its absolute return objective.

Fund Review

The Fund had two distinct positions in 2008. Before the credit crisis intensified in the autumn of 2008, the majority of Fund assets were invested in strategies that were not exposed to market movements. As of June 30, approximately 50% of the Fund’s net assets were in a market neutral equity allocation managed by Analytic Investors and approximately 30% was in cash. Only about 20% of Fund net assets were in a directional global asset allocation strategy, as managed by Lazard Asset Management.

In late October, following unprecedented measures taken by central banks around the world, we changed the Fund’s exposure and built a significant net long exposure in fixed income and equities as we sought to capture the potential upside anticipated when the market eventually revives. Implementation of this strategy hurt Fund returns in November but helped in December. It drove up the Fund’s 90-day and longer-term correlations to the S&P 500 Index5 to over 50%. However, we felt this was an acceptable statistical relationship given the perceived unique market opportunity. We opted to build the net long exposure in both fixed income and equities primarily through closed-end funds.

For 2008, Analytic Investors’ return was in the lower quartile among its market neutral equity peers and detracted from the Fund’s results. Lazard Asset Management’s annual return also detracted from the Fund’s results. Consequently, the Fund lost ground in absolute terms for the annual period. While lagging its benchmark index, the Fund outperformed many hedge fund indices. This section discusses each strategy in use during the annual period.

Long/Short Equity Strategy
As mentioned, in late October, our management team began to increase the Fund’s net exposure to the long/short equity strategy. The Fund’s global asset allocation manager, Lazard Asset Management, already had net long exposure to equity and fixed income markets. We augmented this equity exposure by adding a focused long emerging markets equity fund and a closed-end emerging markets equity fund. We saw attractive opportunity here, as price/book valuations of emerging market equities had approached those seen during the financial crisis of 1998, yet most emerging market economies were not as leveraged as in 1998 and their financial systems and corporate balance sheets were healthier.

Distressed Debt Strategy
This year’s financial meltdown turned the credit markets upside down. Widespread deleveraging led to massive selling and cheap prices. Fear led investors to a classic flight to quality, seeking U.S. Treasury securities, almost regardless of the price. Alternative management styles were not immune. Hedge fund strategies that relied on leverage and liquidity faced significant losses in their portfolios. It appeared that the fixed income markets were pricing in an economic depression, even after the Troubled Assets Relief Program (TARP) bailout and the announcement of a series of government stimulus measures.

Given these conditions, our management team decided to establish a significant “credit” or “distressed debt” position of up to 20% of the Fund’s net assets. In late October, we built just over half this position through closed-end funds, deciding to build the remainder by early 2009. We liked closed-end funds as vehicles for this strategy as they provided liquidity and diversification. Also, closed-end funds were selling at significant discounts, in many cases, at 20% to 40% discounts from their net asset value. Even if net asset values continued to decline, which they did, we felt that the discounts would narrow, helping to support prices. The damage to fixed income markets was so widespread, that we bought “oversold debt” in a variety of markets through a number of closed-end funds.

Government Bonds
The first area of “oversold debt” in which we invested was government-related bonds, specifically municipal bonds and emerging market sovereign debt. Unlike U.S. Treasury securities, both of these sub-sectors sold off in 2008. However, they were attractive to us because municipal bonds, despite the difficult fiscal situation in several states and locales, continued to have one of the lowest default rates of any fixed income sector. Defaults of emerging market sovereign debt were, we believed, likely to be lower in 2009 than in 1998, and recovery levels were fairly predictable given prior restructurings.

Corporate Credit
We also built Fund exposure to the full spectrum of corporate credit—senior debt, leveraged loans, high yield securities and convertible securities.

Senior, or investment grade, corporate debt is at the higher end of the credit rating scale, as measured by independent rating agencies.

Leveraged loans are generally B-rated and BB-rated floating rate corporate debt securities with spreads2 of 150 basis points (1.50 percentage points) or more over LIBOR.3 These loans are senior to high yield securities and are secured. While considered more secure, leveraged loans are provided to leveraged companies—companies with a great deal of debt, usually as the result of a takeover. When the credit markets froze, much of this debt was stuck in the hands of banks who did not want it.

High-yield corporate bonds are at the lowest end of the credit scale, and recent spreads of more than 2,000 basis points (20.00 percentage points) over U.S. Treasury securities were twice the distressed levels seen during the 2001-2002 recession. Despite such spreads, high yield corporate bonds had very few bidders during the second half of 2008.

Convertible securities represent a variety of credit qualities, but the market has evolved over the years such that by far the major buyers of these securities were hedge funds. This market, too, had become very cheap and highly illiquid during the latter months of 2008.

With yields at over 10% at the end of December 2008, we are content to hold this distressed debt position in the Fund for the foreseeable future.

Market Neutral Equity Strategy
During 2008, investors favored companies with attractive cash-flow-to-price ratios and asset utilization, while avoiding companies with above-average financial leverage. Companies with higher historical earnings-to-price ratios outperformed during the annual period, while those with above-average growth in valuation and high dividend yields underperformed.

The Fund’s 2008 market neutral equity allocation was with Analytic Investors. Analytic’s investment process is based on the fundamental belief that there is persistency in the types of stock characteristics investors prefer, and it believes that portfolios that reflect these biases will add value in the long run. Investor behavior observed during the first six months of 2008 was consistent with that seen over recent years. However, thematically, economic uncertainty ruled the second half of 2008, as investor sentiment swung between optimism and pessimism. In the crisis-like atmosphere that dominated, dispersion rallied and persistence waned. As a result, Analytic’s investment process was ineffective, hindered primarily by an emphasis on companies with attractive characteristics such as price momentum. These companies generally performed well through the first half of the year, but were penalized severely during the second half. Analytic’s process was also hindered by its lack of emphasis on high-dividend-yielding companies. These companies generally performed poorly throughout the first half of the year but were rewarded during the second half. An emphasis on companies with strong price momentum helped during the first half of the year, as these companies’ stocks outperformed. However, these same companies’ stocks declined significantly during the second half, and thus notably detracted from Analytic’s portion of the Fund during these months. On the positive side, positioning Analytic’s portion of the Fund away from highly-leveraged companies helped its performance, as these companies were penalized during the annual period overall.

Even in a broad market decline, some stocks performed better than others, and Analytic had strong stock selection within several economic areas. Stock selection within financials, consumer discretionary, industrials, energy and materials was the most effective. Among the best performing stocks for this portion of the Fund was a short position in Bear Stearns (sold at yearend). Shares of the financial services firm plunged to their lowest level in more than five years after suffering significant losses from the subprime mortgage crisis. Such losses brought Bear Stearns to the brink of bankruptcy before ultimately being acquired by JPMorgan Chase in a deal brokered by the Fed. A short position in American International Group (AIG) (sold at yearend) also added value to the Fund during the year. Investors seemed overly concerned that the big insurance company was being backed into a corner by its large exposure to mortgage-related derivatives, causing its shares to plummet. The Federal Reserve Bank of New York was subsequently authorized to lend up to $85 billion to AIG in a plan aimed at saving the insurer from a “disorderly failure” that could wreak economic havoc. Another notable short position adding value to the Fund was Century Aluminum (-0.4% of Fund net assets†). It’s shares, along with those of aluminum companies broadly, fell mainly on fears of falling demand from Chinese buyers and the commodity’s price decline sinking beneath the marginal cost of production. A long position in Big Lots (+0.4% of Fund net assets†) also contributed positively to the Fund for the period, as its shares jumped after the company raised its profit forecast.

Stock selection was weakest within the telecommunication services, utilities, health care, consumer staples and information technology sectors. Detracting from this portion of the Fund’s performance was a long position in non-utility retail and wholesale electricity provider Reliant Energy (+0.4% of Fund net assets†). Shares of Reliant Energy plunged significantly after the company cut its fiscal 2008 profit forecast due to both Hurricane Ike and lower commodity prices. A long position in Humana (+0.2% of Fund net assets†), a Fortune 500 company that markets and administers health benefit consumer services, also negatively impacted performance during the annual period. Humana’s share price dropped on news that the U.S. House of Representatives had approved a bill that would shave billions of dollars form health plans that contract with the federal Medicare program. A long position in Sun Microsystems (sold at yearend) further detracted from Fund performance. The multinational vendor of computer software and information technology services saw its revenue fall almost 14% in the third quarter alone, and the company subsequently announced that it may cut up to 2,500 jobs.

Analytic intends to continue to emphasize stocks with attractive interest coverage. Analytic also intends to focus on a select group of companies with above-average cash-flow-to-price ratios, while de-emphasizing companies with higher-than-average financial leverage. Analytic further anticipates continuing to seek to emphasize companies with above-average return on assets, while moving away from high dividend yield companies and companies with above-average trading volume.

Global Asset Allocation Strategy
Lazard Asset Management’s global asset allocation strategy seeks to take advantage of broad capital market opportunities on both a long and short position basis, with all decisions made in the context of a global macroeconomic viewpoint. The strategy is comprised of two components: (1) long alpha4 generating ideas and (2) short global market exposure. For 2008, this portion of the Fund was weighted approximately 60% to equities, 40% to fixed income with a (15%) short position in global equities. This neutral weighting between stocks, bonds and the market hedge position had provided adequate capital preservation attributes during prior years’ weak markets, but did not function as intended in 2008. The primary reason was the high correlation between the equity and non-Treasury fixed income asset classes. From September through November, when equity prices collapsed, only U.S. Treasury securities within the fixed income asset class rose in price. Fixed income credit spreads widened to levels not seen since the 1930s.

More specifically, investments in natural gas, commodities and alternative energy detracted from this portion of the Fund’s performance, as prices fell sharply. For example, crude oil prices declined from more than $140 per barrel to just over $44 per barrel during the second half of the year. Investments in agribusiness and global infrastructure also detracted, as the rise in financing costs hurt these two capital-intensive sectors.

Usually, Lazard employs four categories of investment within its strategy—diversifying investments, thematic investments, contrarian/opportunistic investments and discounted assets. Given events in the financial world during the second half of the period, Lazard temporarily added a fifth—risk reduction investments, or investments made to manage risk during turbulent market conditions. Primarily through a portfolio of exchange-traded funds (ETFs), closed-end funds and stocks, Lazard invested in these five categories in the following ways.

Diversifying Investments
These are investments that are uncorrelated to the overall equity market or possess attractive absolute return-oriented characteristics. During 2008, this portion of the Fund was invested in investment-grade U.S. corporate bonds through the largest ETF in this space. The ETF owns up to 100 highly liquid, investment grade U.S. dollar-denominated corporate bonds. This portion of the Fund also invested in three closed-end multi-market fixed income funds that were trading at substantial discounts, a diversified U.S. fixed income ETF that seeks to track the Barclays US Aggregate Bond Index, and funds that invest in high-yield securities and municipal bonds.

Thematic Investments
These are industrial or economic sectors that may grow in relative terms at faster rates than the overall economy. During 2008, this portion of the Fund focused on investments in global health care, global consumer staples, global water infrastructure, global alternative energy, oil services, global agriculture, natural gas and Asia/Japan.

Contrarian/Opportunistic Investments
These are investments that seek to take advantage of market anomalies and that are attractively valued and/or out of favor with current investor fashions. For the annual period, Lazard invested based on its belief that gold, technology and financial services met these criteria.

Discounted Assets
These are investments in markets or sectors that are viewed favorably by Lazard and that can be purchased at a tangible discount to net asset value. This portion of the Fund invested in two ETFs that provide direct exposure to a diversified pool of mining and natural resource-related companies and in a closed-end fund that focuses on the basic materials sector.

Risk-Reduction Investments
Given contracting global economic activity and the uncertainty of the depth and duration of the slowdown, Lazard took several steps to mitigate risk during the fourth quarter of 2008. Lazard temporarily reduced equity exposure, increased U.S. Treasury security holdings and purchased an ETF that rises when the S&P 500 Index declines.

As always, Lazard seeks absolute returns without attempting to minimize or eliminate market risk. Rather, the sub-adviser seeks out the areas of the global capital markets where risk is attractively priced on a forward-looking, top-down view.

* * *

Going forward, our management team intends to continue analyzing new hedged strategies that might fit into the Fund’s absolute return objective, while carefully examining their suitability during current market cycles. As the Fund grows, we expect to seek to further diversify Fund assets among sub-advisers and to introduce event-driven, global overlay and arbitrage strategies as appropriate.

Since the sub-advisers seek to employ aggressive investment strategies and techniques that may each be considered inherently risky and may employ techniques, strategies and analyses based on historic relationships, correlations, assumptions or the occurrence of certain events that may be disrupted, fail to exist or materialize, the Fund and you may lose money. In addition, a sub-adviser may incorrectly assess relative values or the relative values of securities may be affected by factors or events the sub-adviser failed to consider or anticipate.

Although the Fund believes that its policy of using multiple investment sub-advisers (rather than a single firm) that employ various absolute return strategies may mitigate losses in generally declining markets, there can be no assurance that losses will be avoided. You can lose money by investing in the Fund. Any investment in the Fund should be a part of an overall investment program rather than a complete program. The Fund and its sub-advisers will use aggressive investment strategies that are riskier than those used by traditional mutual funds. As a result, the Fund is subject to risks associated with investments in foreign markets, emerging market securities, small cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, collateralized mortgage obligations (CMOs) and other investment companies. The Fund is subject to risks associated with the sub-advisers making trading decisions independently, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified and investing in securities with low correlation to the market. Please see the prospectus for information on these and other risk considerations.

We appreciate your continued investment in Van Eck Worldwide Absolute Return Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Jan F. van Eck	Hao-Hung (Peter) Liao	Michael F. Mazier
January 26, 2009

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Net asset value (“NAV”) returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

†	All Fund assets referenced are Total Net Assets as of December 31, 2008.
All indices listed are unmanaged indices and do not reflect the payment of transactioncosts, advisory fees or expenses that are associated with an investment in the Fund. Anindex’s performance is not illustrative of the Fund’s performance. Indices are not securi-ties in which investments can be made.
[1]

The Citigroup Three-Month U.S. Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to the market. The Index represents an average of the last three three-month Treasury Bill issues, and returns are calculated on a monthly basis.

[2]

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.

[3]	London Interbank Offered Rates (LIBOR) are interest rates that are widely used as refer- ence rates in bank, corporate and government lending agreements.
[4]	Alpha is a measure of volatility where the reasons for the volatility have to do with the inherent characteristics of a particular security as distinguished from market conditions.

A stock with an alpha factor of 1.25 is projected to rise by 25% in a year on the strength of its inherent values such as growth in earnings per share and regardless of the per- formance of the market as a whole.

[5]	The Standard and Poor’s (S&P) 500 Index consists of 500 leading companies in leading industries of the U.S. economy. The Index is calculated with dividends reinvested.

FUND ALLOCATION BY STRATEGY
(unaudited)

	Current	Previous Quarter’s
	Allocation	Allocation
Investment Strategy	12/31/08	9/30/08	Implementation
Arbitrage
Market neutral	39%	22%	Sub-advisor
Directional equity
Long/short equity	7%	0%	Open and closed-end funds
Global macro	24%	47%	Sub-advisor
Directional fixed income
Distressed debt	19%	0%	Closed-end funds, ETFs
Other	4%	0%	—
Cash	7%	31%	—
Total	100%	100%	—

SECTOR WEIGHTING NET EXPOSURE*
(unaudited)

*	Net exposure was calculated by adding long and short positions. Percentage of net assets. Portfolio is subject to change.

PERFORMANCE COMPARISON
(unaudited)

This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Absolute Return Fund made at its inception with a similar investment in the Citigroup Three-Month U.S. Treasury Bill Index.

			Since
Average Annual Total Return 12/31/08	1 Year	5 Year	Inception
Van Eck Worldwide Absolute Return Fund (Initial Class)[1]	-13.26%	-0.37%	-0.29%
Citigroup Three-Month U.S. Treasury Bill Index	1.80%	3.10%	2.85%

[1]	Inception date for the Van Eck Worldwide Absolute Fund (Initial Class) was 5/1/03; index returns are calculated as of the nearest month end (4/30/03).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Citigroup Three-Month U.S. Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to the market. The Index represents an average of the last three three-month Treasury Bill issues, and returns are calculated on a monthly basis.

EXPLANATION OF EXPENSES
(unaudited)

Hypothetical $1,000 investment at beginning of period
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 to December 31, 2008.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	July 1, 2008-
		July 1, 2008	December 31, 2008	December 31, 2008
Initial Class	Actual	$1,000.00	$ 865.50	$14.42
	Hypothetical**	$1,000.00	$1,009.68	$15.53

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2008) of 3.08%, multiplied by the average account value over the period, multiplied by 184 and divided by 366 (to reflect the one-half year period)

**	Assumes annual return of 5% before expenses.

SCHEDULE OF INVESTMENTS
December 31, 2008

Number
of Shares		Value
COMMON STOCKS: 38.7%
Basic Materials: 1.3%
1,943	Ashland, Inc.	$20,421
1,164	Rayonier, Inc.	36,491
159	Schnitzer Steel Industries, Inc.	5,986
1,024	Terra Industries Inc.	17,070
		79,968
Communications: 4.6%
136	Amdocs Ltd *	2,487
674	Cablevision Systems Corp.	11,350
134	Clear Channel Outdoor Holding, Inc. *	824
187	Clearwire Corp. *	922
1,150	Comcast Corp.	19,412
2,429	Corning, Inc.	23,148
851	DISH Network Corp. *	9,438
973	eBay Inc. *	13,583
144	FactSet Research Systems Inc.	6,371
24	Hearst-Argyle Television, Inc.	145
667	HLTH Corp. *	6,977
38	Liberty Global, Inc. *	605
266	Liberty Media Holdings Corp. *	1,253
7,539	Motorola, Inc.	33,398
2,674	News Corp.	24,307
575	NII Holdings, Inc. *	10,454
380	Sohu.com Inc. *	17,989
90	Telephone & Data Systems, Inc.	2,858
411	The McGraw-Hill Companies, Inc.	9,531
529	Time Warner Cable, Inc. *	11,347
2,022	Time Warner, Inc.	20,341
1,357	US Cellular Corp. *	58,677
237	Virgin Media Inc.	1,183
57	WebMD Health Corp. *	1,345
		287,945
Consumer, Cyclical: 3.9%
88	Barnes & Noble Inc.	1,320
1,736	Big Lots, Inc. *	25,155
812	BJ's Wholesale Club Inc. *	27,819
455	CarMax, Inc. *	3,585
539	Costco Wholesale Corp.	28,298
427	Federal-Mogul Corp. *	1,806
7,958	Ford Motor Co. *	18,224
75	Guess?, Inc.	1,151
632	Harman International Industries, Inc.	10,573
1,225	Ingram Micro, Inc. *	16,403
129	Orient Express Hotels	988
35	Polo Ralph Lauren Corp.	1,589
445	Saks Inc *	1,949

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Number
of Shares		Value
Consumer, Cyclical (continued)
4,507	Southwest Airlines Co.	$38,850
658	Steelcase, Inc.	3,698
1,642	Tech Data Corp. *	29,293
404	The Gap, Inc.	5,410
986	TRW Automotive Holdings Corp. *	3,550
158	Warner Music Group Corp.	477
40	Whirlpool Corp.	1,654
37	Williams-Sonoma, Inc.	291
3,325	Wyndham Worldwide Corp.	21,779
		243,862
Consumer, Non-cyclical: 12.3%
2,409	AmerisourceBergen Corp.	85,905
1,066	Bare Escentuals, Inc. *	5,575
739	Bunge Ltd.	38,258
1,382	Cardinal Health, Inc.	47,638
1,668	Career Education Corp. *	29,924
178	Charles River Laboratories International, Inc.*	4,664
1,024	Convergys Corp. *	6,564
212	Corn Products International, Inc.	6,116
277	Dean Foods Co. *	4,978
220	Dentsply International Inc.	6,213
67	DeVry, Inc.	3,846
445	Estee Lauder Companies, Inc.	13,777
279	Genpact Ltd. *	2,293
113	Global Payments, Inc.	3,705
3,546	H&R Block, Inc.	80,565
6,537	Health Management Associates, Inc. *	11,701
149	Henry Schein, Inc. *	5,467
1,292	Hill-Rom Holdings, Inc.	21,266
174	Hormel Foods Corp.	5,408
260	Humana, Inc. *	9,693
792	Lender Processing Services, Inc.	23,324
529	Life Technologies Corp. *	12,331
996	McKesson Corp.	38,575
455	Medco Health Solutions, Inc. *	19,069
44	Philip Morris International Inc.	1,914
2,509	Quanta Services, Inc. *	49,678
1,102	Sepracor Inc. *	12,100
173	Service Corp. International	860
608	Stryker Corp.	24,290
3,206	Sysco Corp.	73,546
35	Techne Corp.	2,258
3,434	Tenet Healthcare Corp. *	3,949
195	Ticketmaster Entertainment, Inc. *	1,252
5,494	Tyson Foods, Inc.	48,127
101	Universal Health Services, Inc.	3,795

See Notes to Financial Statements

Number
of Shares		Value
Consumer, Non-cyclical (continued)
249	Visa Inc.	$13,060
2,711	Western Union Co.	38,876
		760,560
Diversified: 0.1%
335	Leucadia National Corp.	6,633
Energy: 1.6%
1,286	Arch Coal, Inc.	20,949
514	Baker Hughes, Inc.	16,484
305	Cabot Oil & Gas Corp.	7,930
19	ENSCO International, Inc.	539
375	Foundation Coal Holdings Inc.	5,258
1,238	Halliburton Co.	22,507
896	Key Energy Services Inc. *	3,951
204	National Oilwell Varco, Inc. *	4,986
969	Pioneer Natural Resources Co.	15,678
11	Weatherford International Ltd. *	119
		98,401
Financial: 5.5%
1,268	Aflac Inc.	58,125
170	Bank Hawaii Corp.	7,679
665	Boston Properties, Inc.	36,575
289	Brown & Brown, Inc.	6,040
19	Capitol Federal Financial	866
4,080	Charles Schwab Co.	65,974
1	Eaton Vance Corp.	21
28	Erie Indemnity Co.	1,054
6	First Citizens Bancorporation, Inc.	917
448	Forest City Enterprises Inc	3,002
4,400	Janus Capital Group, Inc.	35,332
211	Northern Trust Corp.	11,002
905	NYSE Euronext	24,779
2,005	TD Ameritrade Holding Corp. *	28,571
2,840	TFS Financial Corp.	36,636
242	Torchmark Corp.	10,817
380	Unum Group	7,068
162	Valley National Bancorp	3,281
		337,739
Industrial: 6.9%
986	AECOM Technology Corp. *	30,300
891	AGCO Corp. *	21,019
237	Armstrong World Industries, Inc.	5,124
409	Avnet, Inc. *	7,448
195	AVX Corp.	1,548
413	BE Aerospace, Inc. *	3,176
583	C.H. Robinson Worldwide, Inc.	32,082
215	Cummins, Inc.	5,747

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Number
of Shares		Value
Industrial (continued)
449	Eastman Kodak Co.	$2,954
1,052	Fluor Corp.	47,203
2,748	Jabil Circuit, Inc.	18,549
988	Jacobs Engineering Group, Inc. *	47,523
341	John Bean Technologies Corp. *	2,786
2,946	KBR, Inc.	44,779
268	Kennametal Inc.	5,947
2,044	Molex, Inc.	29,618
2,842	Nalco Holding Co.	32,797
227	PerkinElmer, Inc.	3,158
54	Raytheon Co.	2,756
20	Republic Services, Inc.	502
1,927	Temple-Inland, Inc.	9,250
315	Timken Co.	6,183
1,099	URS Corp. *	44,806
1,296	UTI Worldwide, Inc.	18,585
		423,840
Technology: 1.5%
687	Atmel Corp. *	2,150
426	Cerner Corp. *	16,380
550	Computer Sciences Corp. *	19,327
56	Compuware Corp. *	378
590	Cypress Semiconductor Corp. *	2,637
1,855	Fairchild Semicon International, Inc. *	9,071
132	Microsoft Corp.	2,566
93	Salesforce.com Inc. *	2,977
142	Synopsys Inc *	2,630
2,081	Texas Instruments, Inc.	32,297
3,863	Unisys Corp. *	3,284
		93,697
Utilities: 1.0%
4,444	Calpine Corp. *	32,352
60	Nicor Inc.	2,084
4,505	Reliant Energy, Inc. *	26,039
11	Southern Union Co.	143
		60,618
Total Common Stocks
(Cost: $2,880,960)(a)		2,393,263
CLOSED-END FUNDS: 25.7%
4,459	Blackrock Apex Municipal Fund, Inc.	28,047
30,000	Blackrock Corporate High Yield Fund, Inc.	112,800
6,768	Blackrock Debt Strategies Fund, Inc.	17,191
6,589	DWS Global Commodities Stock Fund, Inc.	35,976
8,100	Eaton Vance Limited Duration Income Fund	80,109
11,000	Global Convertible Securities & Income Fund	64,240
17,000	ING Prime Rate Trust	55,760

See Notes to Financial Statements

Number
of Shares		Value
Closed-end Funds (continued)
17,925	MFS Intermediate Income Trust	$112,031
20,050	MFS Multimarket Income Trust	96,440
24,000	MFS Municipal Income Trust	96,960
46,000	Nicholas-Applegate Convertible & Income Fund	213,440
31,800	Nuveen Senior Income Fund	103,986
17,400	Templeton Emerging Markets Fund, Inc.	158,340
30,500	Templeton Emerging Markets Income Fund	278,770
52,000	Van Kampen Senior Income Trust	133,120
Total Closed-end Funds
(Cost: $1,856,860)(a)		1,587,210

EXCHANGE TRADED FUNDS: 20.0%
4,420	First Trust ISE-Revere Natural Gas Index Fund	52,068
830	iShares iBoxx $ Invest Grade Corp Bond Fund	84,369
1,080	iShares iBoxx High Yield Corp Bond Fund	82,091
1,320	iShares MSCI Brazil Index Fund	46,187
1,285	iShares S&P Global Consumer Staple Index Fund	61,230
1,235	iShares S&P Global Healthcare Sector ETF	55,884
2,030	iShares S&P Global Materials Index Fund	79,434
1,125	iShares S&P National Muni Bond Fund	111,982
2,385	KBW Regional Banking ETF	69,547
1,315	Market Vectors Agribusiness ETF (b)	36,623
1,575	Market Vectors Global Alternative Energy ETF (b)	36,776
4,235	PowerShares Dynamic Oil & Gas Portfolio	47,220
3,800	PowerShares Dynamic Technology Portfolio *	60,990
2,000	PowerShares EM Sovereign Debt Portfolio	40,300
2,950	PowerShares Global Nuclear Energy Portfolio	44,516
4,300	PowerShares Water Resources Portfolio	61,877
200	Rydex Inverse 2X S&P 500 ETF	22,550
2,255	SPDR Financial Select Sector Fund	28,233
440	SPDR Gold Trust *	38,069
1,950	SPDR Russell/Nomura PRIME Japan ETF	71,311
2,350	Vanguard Pacific ETF	102,977
Total Exchange Traded Funds
(Cost: $1,641,716)(a)		1,234,234
OPEN-END FUND: 5.3%
(Cost: $352,656)
12,167	CGM Focus Fund	328,276
MONEY MARKET FUND: 8.6%
(Cost: $534,057)
534,057	AIM Treasury Portfolio – Institutional Class	534,057
Total Investments: 98.3%
(Cost: $7,266,249)		6,077,040
Other assets less liabilities: 1.7%		102,281
NET ASSETS: 100.0%		$6,179,321

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Number
of Shares		Value
SECURITIES SOLD SHORT: (43.3)%
COMMON STOCKS: (38.5)%
Basic Materials: (2.0)%
(2,480)	Century Aluminum Co. *	$(24,800)
(705)	Nucor Corp.	(32,571)
(247)	PPG Industries Inc.	(10,480)
(31)	Sherwin-Williams Co.	(1,852)
(300)	Southern Copper Corp.	(4,818)
(16)	United States Steel Corp.	(595)
(1,670)	Weyerhaeuser Co.	(51,119)
		(126,235)
Communications: (2.0)%
(977)	ADC Telecommunications, Inc. *	(5,344)
(2,386)	CBS Corp.	(19,541)
(315)	Ciena Corp. *	(2,111)
(132)	Crown Castle International Corp. *	(2,321)
(1,637)	E.W. Scripps Co.	(3,618)
(99)	EchoStar Corp. *	(1,472)
(4,860)	Gannett Co., Inc.	(38,880)
(18)	Google Inc. *	(5,538)
(342)	Priceline.com Inc. *	(25,188)
(953)	SBA Communications Corp. *	(15,553)
(1,057)	Sprint Nextel Corp. *	(1,934)
(14)	VeriSign, Inc. *	(267)
		(121,767)
Consumer, Cyclical: (5.7)%
(183)	Abercrombie & Fitch Co.	(4,222)
(87)	American Eagle Outfitters Inc.	(814)
(1,687)	AMR Corp. *	(18,000)
(54)	Ascent Media Corp. *	(1,179)
(467)	AutoZone, Inc. *	(65,132)
(28)	Centex Corp.	(298)
(117)	Cintas Corp.	(2,718)
(590)	Continental Airlines Inc. *	(10,655)
(105)	Copa Holdings S.A.	(3,184)
(291)	Copart, Inc. *	(7,912)
(2,830)	D.R. Horton, Inc.	(20,008)
(460)	Goodyear Tire & Rubber Co. *	(2,746)
(1,546)	KB Home	(21,057)
(477)	Liz Claiborne, Inc.	(1,240)
(700)	LKQ Corp. *	(8,162)
(537)	M.D.C. Holdings, Inc.	(16,271)
(608)	Mohawk Industries, Inc. *	(26,126)
(359)	MSC Industrial Direct Co., Inc.	(13,222)
(45)	NVR, Inc. *	(20,531)
(384)	OfficeMax Inc.	(2,934)
(960)	Oshkosh Corp.	(8,534)

See Notes to Financial Statements

Number
of Shares		Value
Consumer, Cyclical (continued)
(1,071)	Pulte Homes Inc	$(11,706)
(2,157)	The Home Depot, Inc.	(49,654)
(1,765)	Toll Brothers, Inc. *	(37,824)
		(354,129)
Consumer, Non-cyclical: (7.7)%
(569)	Alliance Data Systems Corp. *	(26,476)
(127)	Apollo Group, Inc. *	(9,731)
(2,504)	BioMarin Pharmaceutical Inc. *	(44,571)
(1,123)	Clorox Co.	(62,394)
(451)	Constellation Brands, Inc. *	(7,112)
(187)	Corporate Executive Board Co.	(4,125)
(556)	Davita Inc. *	(27,561)
(899)	FTI Consulting, Inc. *	(40,167)
(612)	General Mills Inc.	(37,179)
(389)	Global Industries, Ltd. *	(1,358)
(260)	H.J. Heinz Co.	(9,776)
(21)	Herbalife Ltd.	(455)
(146)	Hershey Co.	(5,072)
(1,775)	Hologic, Inc. *	(23,199)
(128)	Hospira, Inc. *	(3,433)
(118)	Intuitive Surgical, Inc. *	(14,985)
(1,137)	Jarden Corp. *	(13,076)
(119)	JM Smucker Co.	(5,160)
(456)	Kellogg Co.	(19,996)
(50)	Kinetic Concepts, Inc. *	(959)
(2,820)	Mylan, Inc. *	(27,890)
(1,568)	Perrigo Co.	(50,662)
(1,271)	Weight Watchers International, Inc.	(37,393)
		(472,730)
Energy: (1.9)%
(195)	Anadarko Petroleum Corp.	(7,517)
(183)	Apache Corp.	(13,639)
(7)	Continental Resources Inc. *	(145)
(1,593)	Covanta Holding Corp. *	(34,982)
(214)	Diamond Offshore Drilling, Inc.	(12,613)
(299)	Patriot Coal Corp. *	(1,869)
(358)	Transocean, Inc. *	(16,916)
(276)	Unit Corp. *	(7,375)
(733)	Walter Industries, Inc.	(12,835)
(183)	XTO Energy, Inc.	(6,454)
		(114,345)
Financial: (7.2)%
(598)	Apartment Investment & Management Co.	(6,907)
(155)	Capital One Financial Corp.	(4,943)
(2,612)	CapitalSource, Inc.	(12,067)
(4,637)	Citigroup, Inc.	(31,114)

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Number
of Shares		Value
Financial (continued)
(184)	Everest Re Group Ltd.	$(14,010)
(596)	Goldman Sachs Group, Inc.	(50,296)
(2,354)	Hartford Financial Services Group Inc.	(38,653)
(20)	IntercontinentalExchange, Inc. *	(1,649)
(1,460)	Jefferies Group, Inc.	(20,528)
(929)	JPMorgan Chase & Co.	(29,291)
(2,675)	KeyCorp.	(22,791)
(337)	Lazard Ltd.	(10,022)
(1,150)	Legg Mason, Inc.	(25,197)
(2,028)	Marshall & Ilsley Corp.	(27,662)
(931)	MGIC Investment Corp.	(3,240)
(2,434)	Morgan Stanley	(39,041)
(932)	Nationwide Financial Services, Inc.	(48,660)
(22)	Simon Property Group, Inc.	(1,169)
(2,749)	SLM Corp. *	(24,466)
(28)	Taubman Centers Inc.	(713)
(50)	UDR, Inc.	(689)
(57)	Ventas Inc.	(1,913)
(230)	Vornado Realty Trust	(13,881)
(167)	Washington Federal, Inc.	(2,498)
(352)	Webster Financial Corp.	(4,850)
(1,605)	XL Capital Ltd.	(5,939)
		(442,189)
Industrial: (6.0)%
(760)	3M Co.	(43,730)
(77)	Alliant Techsystems, Inc. *	(6,604)
(281)	Black & Decker Corp.	(11,749)
(205)	Burlington Northern Santa Fe Corp.	(15,521)
(1,476)	Caterpillar Inc.	(65,933)
(831)	Deere & Co.	(31,844)
(846)	Eagle Materials Inc.	(15,575)
(185)	Eaton Corp.	(9,196)
(1,124)	Energizer Holdings, Inc. *	(60,853)
(3,209)	General Electric Co.	(51,986)
(178)	Itron, Inc. *	(11,346)
(11)	Joy Global Inc.	(252)
(15)	L-3 Communications Holdings, Inc.	(1,107)
(59)	Mettler-Toledo International Inc. *	(3,977)
(801)	Owens Corning, Inc. *	(13,857)
(54)	Owens-Illinois, Inc. *	(1,476)
(72)	Stanley Works	(2,455)
(647)	Vishay Intertechnology, Inc. *	(2,213)
(521)	Waters Corp. *	(19,095)
		(368,769)

See Notes to Financial Statements

Number
of Shares		Value
Technology: (5.0)%
(163)	Affiliated Computer Services, Inc. *	$(7,490)
(244)	Apple, Inc. *	(20,825)
(89)	Dun & Bradstreet Corp.	(6,871)
(1,139)	Fiserv, Inc. *	(41,425)
(1,154)	International Rectifier Corp. *	(15,579)
(653)	Lam Research Corp. *	(13,896)
(1,443)	Linear Technology Corp.	(31,919)
(328)	MSCI Inc. *	(5,825)
(1,149)	Novellus Systems, Inc. *	(14,179)
(3,151)	Nuance Communications, Inc. *	(32,644)
(163)	Oracle Corp. *	(2,890)
(3,659)	Pitney Bowes, Inc.	(93,231)
(898)	Red Hat, Inc. *	(11,872)
(1,361)	SanDisk Corp. *	(13,066)
		(311,712)
Utilities: (1.0)%
(319)	AGL Resources Inc.	(10,001)
(1,814)	American Water Works Co., Inc.	(37,876)
(228)	Mirant Corp. *	(4,302)
(383)	PPL Corp.	(11,754)
		(63,933)
Total Common Stocks Sold Short
(Proceeds: $3,089,113)		(2,375,809)
EXCHANGE TRADED FUNDS: (4.8)%
(4,125)	iShares MSCI EAFE Index Fund	(185,047)
(1,240)	SPDR Trust, Series 1	(111,898)
Total Exchange Traded Funds Sold Short
(Proceeds: $435,502)		(296,945)
Total Securities Sold Short
(Proceeds: $3,524,615)		$(2,672,754)

*	Non-income producing
(a)	Securities segregated for securities sold short with a market value of $5,214,707.
(b)	An affiliate as defined under the Investment Company Act of 1940 (Van Eck Associates Corp. is the invest- ment manager and Van Eck Securities Corp. is the distributor of the Market Vectors ETF Trust).

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investments at value:
Unaffiliated issuers (Cost $7,138,176)	$6,003,641
Affiliated issuers (Cost $128,073)	73,399
Receivables:
Securities sold short	2,748,968
Due from Adviser	9,401
Investment securities sold	315
Shares of beneficial interest sold	15,551
Dividends and interest	67,613
Total assets	8,918,888

Liabilities:
Payables:
Securities sold short (proceeds $3,524,615)	2,672,754
Dividends on securities sold short	6,776
Shares of beneficial interest redeemed	4,624
Due to custodian	11,344
Deferred Trustee fees	594
Accrued expenses	43,475
Total liabilities	2,739,567
NET ASSETS	$6,179,321
Shares of beneficial interest outstanding,	686,206
Net asset value, redemption and offering price per share	$9.01

Net Assets consist of:
Aggregate paid in capital	$6,827,000
Unrealized depreciation of investments and securities sold short	(337,348)
Undistributed net investment income	20,040
Accumulated net realized loss on investments, securities sold short and
capital gain distributions received from other investment companies	(330,371)
$6,179,321

See Notes to Financial Statements

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Income:
Dividends		$139,989
Dividends from affiliates		591
Interest		103,119
Total income		243,699

Expenses:
Management fees	$187,023
Dividends on securities sold short	81,832
Reports to shareholders	44,890
Transfer agent fees	14,812
Professional fees	9,575
Custodian fees	9,042
Insurance	3,660
Trustees’ fees and expenses	440
Other	2,395
Total expenses	353,669
Waiver of management fees	(107,832)
Expense offset arising from credits on cash balances
maintained with custodian	(3,563)
Net expenses		242,274
Net investment income		1,425
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments sold – unaffiliated issuers		(1,696,688)
Net realized loss on investments sold – affiliated issuers		(19,848)
Capital gain distributions received from other investment companies		53,596
Net realized gain on securities sold short		1,399,153
Net change in unrealized appreciation (depreciation) of investments		(1,366,193)
Net change in unrealized appreciation (depreciation) on
securities sold short		582,680
Net realized and unrealized loss on investments		(1,047,300)
Net Decrease in Net Assets Resulting from Operations		$(1,045,875)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
Operations:
Net investment income (loss)	$1,425	$(40,162)
Net realized gain (loss) on investments, securities sold short and capital gain distributions received from other
investment companies	(263,787)	301,743
Net change in unrealized appreciation (depreciation)
of investments and securities sold short	(783,513)	18,463
Net increase (decrease) in net assets resulting from operations	(1,045,875)	280,044
Dividends and distributions to shareholders:
Dividends from net investment income	(7,822)	(55,418)
Distributions from net realized capital gains	(250,305)	(190,499)
Total dividends and distributions	(258,127)	(245,917)

Share transactions*:
Proceeds from sales of shares	2,671,014	2,645,220
Reinvestment of dividends and distributions	258,127	245,917
Cost of shares redeemed	(2,914,657)	(2,682,757)
Net increase in net assets resulting from share transactions	14,484	208,380
Total increase (decrease) in net assets	(1,289,518)	242,507
Net Assets:
Beginning of year	7,468,839	7,226,332
End of year (including undistributed net investment income
of $20,040 and $11,650, respectively)	$6,179,321	$7,468,839

* Shares of beneficial interest issued, reinvested and redeemed
(unlimited number of $.001 par value shares authorized)
Shares sold	269,585	245,586
Shares reinvested	25,813	23,376
Shares redeemed	(305,537)	(252,129)
Net increase (decrease)	(10,139)	16,833

See Notes to Financial Statements

STATEMENT OF CASH FLOWS
Year Ended December 31, 2008

Cash flows from operating activities
Net decrease in net assets resulting from operations	$(1,045,875)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of long term securities	(14,281,946)
Proceeds from sale of long term securities	11,501,481
Purchase of short term investments	753,573
Proceeds of short sales of long term securities	11,496,764
Purchases of short sale covers of long term securities	(10,864,638)
Increase in receivable from broker	(315)
Decrease in receivable from securities sold short	234,803
Decrease in dividends and interest receivable	14,436
Decrease in prepaid expenses	1,889
Decrease in dividends payable on securities sold short	(6,836)
Decrease in accrued expenses	(5,762)
Increase in deferred Trustee fees	80
Decrease in due to Adviser	(16,442)
Net realized loss from investments and securities sold short	317,383
Change in unrealized appreciation of investments	783,513
Net cash used in operating activities	(1,117,892)

Cash flows from financing activities
Proceeds from sales of shares	2,655,477
Cost of shares reacquired	(2,955,111)
Net cash provided by financing activities	(299,634)
Net decrease in cash	(1,417,526)
Cash, beginning of year	1,406,182
Cash, end of year	$(11,344)
Supplemental disclosure of cash flow information:
Short sale dividends paid during the year	$88,668

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the year:
	Year Ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$10.73	$10.63	$9.85	$9.84	$10.02
Income (Loss) From Investment
Operations:
Net Investment Income (Loss)	— (c)	(0.06)	0.08	(0.01)	(0.14)
Net Realized and Unrealized
Gain (Loss) on Investments	(1.39)	0.52	0.77	0.02	0.11
Total from Investment Operations	(1.39)	0.46	0.85	0.01	(0.03)
Less:
Dividends from Net Investment
Income	(0.01)	(0.08)	—	—	—
Distributions from Net Realized
Capital Gains	(0.32)	(0.28)	(0.07)	—	(0.15)
Total Dividends and Distributions	(0.33)	(0.36)	(0.07)	—	(0.15)
Net Asset Value, End of Year	$9.01	$10.73	$10.63	$9.85	$9.84
Total Return (a)	(13.26)%	4.35%	8.76%	0.10%	(0.30)%

Ratios/Supplementary Data
Net Assets, End of Year (000)	$6,179	$7,468	$7,226	$6,138	$5,469
Ratio of Gross Expenses to Average
Net Assets	4.73%	5.32%	3.72%	4.64%	5.00%
Ratio of Net Expenses to Average
Net Assets (b)	3.24%	4.13%	3.16%	3.47%	3.46%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.02%	(0.50)%	0.72%	(0.08)%	(1.45)%
Portfolio Turnover Rate	240%	207%	182%	140%	126%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

Excluding dividends on securities sold short, the ratio of net expenses to average net assets would be 2.14%, 2.50%, 2.48%, 2.50%, and 2.50% for the years ended December 31, 2008, 2007, 2006, 2005, and 2004, respectively.

(c)	Amount represents less than $0.005 per share.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
December 31, 2008

Note 1—Fund Organization—Van Eck Worldwide Insurance Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Worldwide Absolute Return Fund (the “Fund”) is a non-diversified series of the Trust and seeks to achieve consistent absolute (positive) returns in various market cycles.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—Securities traded on national exchanges or on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price.

Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Investments in open-end funds are valued at their closing net asset values each business day. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures contracts are valued using the closing price reported at the close of the respective exchange. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities.

Adoption of Statement of Financial Accounting Standards No. 157 Fair Value Measurements (FAS 157) — In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Fund has adopted FAS 157 as of January 1, 2008. The three levels of the fair value hierarchy under FAS 157 are described below:

NOTES TO FINANCIAL STATEMENTS
(continued)

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used to value the Fund’s investments as of December 31, 2008 is as follows:

	Level 2	Level 3
Level 1	Significant	Significant	Market
Quoted	Observable	Unobservable	Value of
Prices	Inputs	Inputs	Investments
Long Positions
$6,077,040	None	None	$6,077,040
Short Positions
$2,672,754	None	None	$2,672,754

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Dividends and Distributions to Shareholders—Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

D.

Securities Sold Short—A short sale occurs when the Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date. Cash is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Securities sold short at December 31, 2008 are reflected in the Schedule of Investments. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its short positions.

E.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Realized gains and losses are calculated on the identified cost basis.

Note 3—Management Fees—Van Eck Associates Corporation (the “Adviser”) is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 2.50% of the Fund’s average daily net assets. For the period May 1, 2007 through April 30, 2008, the Adviser had agreed to waive management fees and/or assume expenses, excluding interest, taxes, dividends on securities sold short and extraordinary expenses, exceeding 2.50% of average daily net assets. For the period May 1, 2008 through April 30, 2009, the waiver was for expenses exceeding 1.95% of average daily net assets. In addition, the Adviser has agreed to waive its management fee with respect to any portion of the Fund’s assets invested directly by the Adviser in an Underlying Fund (Exchange Traded Funds or Open-End Funds) excluding money market funds. For the year ended December 31, 2008, the Adviser waived management fees in the amount of $85,668 related to the expense waiver and $22,164 related to the Underlying Fund waiver. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

As of December 31, 2008, the Fund had two sub-advisers, Analytic Investors, Inc. (“Analytic”) and Lazard Asset Management LLC (Lazard). The Adviser directly paid sub-advisory fees to Analytic and Lazard at a rate of 1.00% of the portion of the average daily net assets of the Fund managed by Analytic and Lazard.

Note 4—Investments—For the year ended December 31, 2008, the cost of purchases and proceeds from sales of investments other than U.S. government securities and short-term obligations aggregated $14,281,946 and $11,501,481, respectively. For the year ended December 31, 2008, proceeds of short sales and the cost of purchases of short sale covers aggregated $11,496,764 and $10,864,638, respectively.

NOTES TO FINANCIAL STATEMENTS
(continued)

A summary of the Fund’s transactions in securities of affiliates for the year ended December 31, 2008 is set forth below:

	Market					Market
	Value		Sales	Gain	Dividend	Value
Affiliates	12/31/07	Purchases	Proceeds	(Loss)	Income	12/31/08
Market Vectors
Agribusiness ETF	$123,517	$28,338	$96,084	$10,623	$220	$36,623
Market Vectors
Global Alternative
Energy ETF	—	103,247	11,343	(5,364)	371	36,776
Market Vectors
Nuclear Energy ETF	88,159	68,386	143,866	(25,107)	—	—
Total	$211,676	$199,971	$251,293	$(19,848)	$591	$73,399

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2008 was $7,815,396 and net unrealized depreciation aggregated $1,738,356 of which $208,498 related to appreciated securities and $1,946,854 related to depreciated securities.

At December 31, 2008, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$ 381,460
Post-October losses	(142,051)
Other temporary difference	(593)
Unrealized depreciation	(886,495)
Total	$(647,679)

In accordance with Federal income tax regulations, the Fund elected to defer $142,051 of net capital losses arising after October 31, 2008. Such losses are treated for tax purposes as arising on January 1, 2009.

The tax character of dividends and distributions paid to shareholders was as follows:

	During the Years Ended December 31,
	2008	2007
Ordinary income	$13,228	$141,762
Long term capital gains	244,899	104,155
Total	$258,127	$245,917

During 2008, as a result of permanent book to tax differences, the Fund increased undistributed net investment income by $14,787 and increased accumulated realized losses by $14,787. Net assets were not affected by this reclassification. These differences were primarily due to investments in Real Estate Investment Trusts and the tax treatment of distributions.

The Financial Accounting Standards Board Interpretation No. 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority, and is applicable to all open tax years (tax years ended December 31, 2005-2008). The Fund evaluated the tax positions taken and to be taken, and concluded that no provision for income tax is required in the Fund’s financial statements.

Note 6—Concentration of Risk—The Fund may invest in debt securities which are rated as below investment grade by rating agencies. Such securities involve more risk of default than do higher rated securities and are subject to greater price variability.

At December 31, 2008, Van Eck Securities Corp. owned approximately 20% of the outstanding shares of beneficial interest of the Fund. Additionally, the aggregate shareholder accounts of three insurance companies own approximately 36%, 22% and 15% of the outstanding shares of beneficial interest of the Fund.

Note 7—Trustee Deferred Compensation Plan—The Trust has established a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 8—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended December 31, 2008 the Fund’s custodian fees were reduced by $3,563. The Fund could have invested its cash balance elsewhere if it had not agreed to a reduction in fees under the expense offset agreement with its custodian.

Note 9—Subsequent Event—A dividend of $0.025 per share from net investment income and a distribution of $0.545 per share from net realized short-term capital gains were paid on January 30, 2009 to shareholders of record as of January 29, 2009 with a reinvestment date of January 30, 2009.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Van Eck Worldwide Insurance Trust and the Shareholders of Worldwide Absolute Return Fund We have audited the accompanying statement of assets and liabilities of Worldwide Absolute Return Fund (one of the Funds comprising Van Eck Worldwide Insurance Trust) (the “Fund”), including the schedule of investments, as of December 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Absolute Return Fund at December 31, 2008, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 24, 2009

BOARD OF TRUSTEES AND OFFICERS
(unaudited)

	Position(s)		Portfolios
	Held with Fund		in Fund	Other
Trustee’s	Term of Office[2]	Principal	Complex[3]	Directorships
Name, Address[1]	and Length of	Occupation(s) During	Overseen	Held Outside the
and Age	Time Served	Past Five Years	by Trustee	Fund Complex[3]

Independent Trustees:
Jon Lukomnik	Trustee since	Managing Partner, Sinclair	8	Sears Canada, Inc.
52‡¶	March 2006	Capital LLC; Consultant to
various asset management
companies; Program Director,
IRRC Institute.
Jane DiRenzo	Trustee since	Managing Director, R3	8	Director and
Pigott	July 2007	Group, LLC, 2002 to present.		Chair of Audit
51‡¶				Committee of 3E
Company.
Wayne H. Shaner	Trustee since	Managing Partner, Rockledge 8		Director, The
61‡¶	March 2006	Partners LLC, 2003 to present;		Torray Funds,
		Investment Adviser, Torray		since 1993
		LLC, January 2008 to June		(Chairman of the
		2008; Public Member Investment		Board since
		Committee, Maryland State		December 2005).
Retirement System since 1991;
Vice President, Investments,
Lockheed Martin Corporation
(formerly Martin Marietta
Corporation), 1976-September
2003
R. Alastair Short	Vice Chairman	President, Apex Capital	36	Director, Kenyon
55‡¶	Trustee	Corporation (personal investment		Review; Director,
	Since June	vehicle), January 1988 to		The Medici
	2004	present; Vice Chairman, W.P.		Archive Project.
Stewart & Co., Ltd. (asset
management firm), September
2007 to September 2008; and
Managing Director, The GlenRock
Group, LLC (private equity
investment firm), May 2004 to
September 2007.
Richard D.	Chairman	President and CEO,	36	None.
Stamberger	Trustee Since	SmartBrief.com
49‡¶	1994
Robert L. Stelzl	Trustee since	Trustee, Joslyn Family Trusts, 8		Director, Brookfield
63‡¶	July 2007	2003 to present; Principal,		Properties, Inc.;
		Colony Capital, Inc., 1990 to		Director and
		2003		Chairman,
Brookfield
Homes, Inc.

BOARD OF TRUSTEES AND OFFICERS
(continued)

Officer’s Name,	Position(s) Held	Length of	Principal Occupation(s)
Address[1] and Age	with Fund	Time Served[2]	During The Past Five Years

Officers:
Russell G. Brennan	Assistant Vice	Since 2008	Assistant Vice President and
43	President and		Assistant Treasurer of the Adviser
	Assistant		(Since 2008); Manager (Portfolio
	Treasurer		Administration), Van Eck Associates
Corporation (“VEAC”) (September
2005-October 2008); Vice President,
Robeco Investment Management
(July1990-September 2005).
Charles T. Cameron	Vice President	Since 1996	Director of Trading and Portfolio
48			Manager for the Adviser; Officer of
other investment companies advised
by the Adviser.
Keith J. Carlson	Chief Executive	Since 2004	President of the Adviser and Van Eck
52	Officer and		Securities Corporation (“VESC”);
	President		Private Investor (June 2003-January
2004); Independent Consultant,
Waddell & Reed, Inc. (December
2002-May 2003); Officer of other
investment companies advised by
the Adviser.
Susan C. Lashley	Vice President	Since 1988	Vice President of the Adviser and
53			VESC; Officer of other investment
companies advised by the Adviser.
Thomas K. Lynch	Chief Compliance	Since 2006	Chief Compliance Officer of the
52	Officer		Adviser and Van Eck Absolute Return
Advisers Corporation (“VEARA”)
(Since January 2007); Vice President
of the Adviser and VEARA; Treasurer
and Officer of other investment
companies advised by the Adviser
(April 2005-December 2006); Second
Vice President of Investment
Reporting, TIAA-CREF (January
1996-April 2005).
Laura I. Martínez	Assistant Vice	Since 2008	Assistant Vice President and
28	President and		Associate General Counsel of the
	Assistant		Adviser (Since 2008); Associate,
	Secretary		Davis Polk & Wardwell (October
2005-June 2008); Stanford Law
School (September 2002-June 2005).
Joseph J. McBrien	Senior Vice	Since 2005	Senior Vice President, General
60	President,		Counsel and Secretary of the
	Secretary and		Adviser, VESC and VEARA (Since
	Chief Legal		December 2005); Managing Director,
	Officer		Chatsworth Securities LLC (March
2001-November 2005); Officer of
other investment companies advised
by the Adviser.

Officer’s Name,	Position(s) Held	Length of	Principal Occupation(s)
Address[1] and Age	with Fund	Time Served[2]	During The Past Five Years
Alfred J. Ratcliffe	Vice President	Since 2006	Vice President of the Adviser (Since
61	and Treasurer		2006); Vice President and Director of
Mutual Fund Accounting and
Administration, PFPC (March 2000-
November 2006); Officer of other
investment companies advised by
the Adviser.
Jonathan R. Simon	Vice President	Since 2006	Vice President and Associate General
34	and Assistant		Counsel of the Adviser (Since 2006);
	Secretary		Vice President and Assistant
Secretary of VEARA and VESC
(Since 2006); Associate, Schulte
Roth & Zabel (July 2004-July 2006);
Associate, Carter Ledyard & Milburn
LLP (September 2001-July 2004);
Officer of other investment
companies advised by the Adviser.
Bruce J. Smith	Senior Vice	Since 1985	Senior Vice President and Chief
53	President and		Financial Officer of the Adviser;
	Chief Financial		Senior Vice President, Chief Financial
	Officer		Officer, Treasurer and Controller of
VESC and VEARA; Officer of other
investment companies advised by
the Adviser.
Derek S. van Eck[4]	Executive Vice	Since 2004	Director and Executive Vice
44	President		President of the Adviser, VESC and
VEARA; Director of Greylock Capital
Associates LLC; Officer of other
investment companies advised by
the Adviser.
Jan F. van Eck[4]	Executive Vice	Since 2005	Director and Executive Vice
45	President		President of the Adviser; Director,
Executive Vice President and Chief
Compliance Officer of VESC; Director
and President of VEARA; Director of
Greylock Capital Associates LLC;
Trustee of Market Vectors ETF Trust;
Officer of other investment
companies advised by the Adviser.

1	The address for each Trustee and Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. The Board estab- lished a mandatory retirement policy applicable to all Independent Trustees, which pro- vides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of Van Eck Funds, Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.
4	An “interested person” as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are brothers.
‡	Member of the Governance Committee.
¶	Member of the Audit Committee.

APPROVAL OF ADVISORY AGREEMENT

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a Fund and its investment adviser (including any sub-adviser) will be entered into only if it is approved by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At an in-person meeting held on December 3-4, 2008 (the “Meeting”), the Board considered authorizing the Fund’s investment adviser, Van Eck Associates Corporation (the “Adviser”), to enter into sub-advisory agreements with each of the following investment managers, each to serve as a sub-adviser for the Fund (each, a “Sub-Adviser”):

  Clutterbuck Capital Management LLC (“Clutterbuck”)

  Columbus Circle Investors (“CCI”)

  Dix Hills Partners, LLC (“Dix Hills”)

  Explorer Alternative Management, LLC (“Explorer”)

  Glazer Capital, LLC (“Glazer”)

  Tetra Capital Management, LLC (“Tetra”)

The Board, comprised exclusively of Independent Trustees, reviewed and considered information that had been provided by the Adviser and each Sub-Adviser specifically in connection with the Board’s deliberations with respect to the approval of the proposed sub-advisory arrangements for the Fund. This information included, among other things, information about the Adviser’s short-term and long-term business plans with respect to the Fund; a description of the sub-advisory agreements with each Sub-Adviser, its terms, and the services to be provided and fee to be paid to each Sub-Adviser thereunder; and information regarding each Sub-Adviser’s organization, personnel, investment strategies and key compliance procedures. The Board also met with representatives of each Sub-Adviser. In considering whether to approve the sub-advisory agreement with each of Clutterbuck, CCI, Dix Hills, Glazer and Tetra, the Board evaluated the following factors: (1) the nature, extent and quality of the services to be provided by each such Sub-Adviser; (2) the capabilities and background of each such Sub-Adviser’s investment personnel, and the overall capabilities, experience, resources and strengths of each such Sub-Adviser in managing other accounts utilizing similar investment strategies; (3) the terms of the sub-advisory agreement with each such Sub-Adviser and the reasonableness and appropriateness of the particular fee to be paid for the services described therein; (4) the willingness and ability of each such Sub-

Adviser to implement its investment strategy for the Fund with a small amount of assets at the inception of the sub-advisory relationship; (5) the scalability of each such Sub-Adviser’s processes and procedures over time; and (6) the Fund’s structure and the manner in which each such Sub-Adviser’s investment strategy will assist the Fund in pursuing its investment objective.

The Board considered additional factors with respect to the Fund and its existing sub-advisers, which consist of the following: Analytic Investors, LLC (“Analytic”), Lazard Asset Management LLC (“Lazard”), Martingale Asset Management, L.P., PanAgora Asset Management, Inc. and Stonebrook Capital Management, LLC. The Board noted that, because of minimum investment requirements of the various sub-advisers, currently only Analytic and Lazard are managing a portion of the Fund’s assets. The Board concluded that it would be in the interest of the Fund to expand the range of allowable investments and sub-advisers for the Fund in pursuing its investment objective.

In view of the anticipated size of the Fund and the fact that none of the Sub-Advisers is affiliated with the Adviser, the Board did not consider profitability or the extent to which economies of scale may be realized by any Sub-Adviser to be relevant to its consideration of the sub-advisory agreements.

The Board concluded that each of Clutterbuck, CCI, Dix Hills, Glazer and Tetra is qualified to manage a portion of the Fund’s assets in accordance with its investment objective and policies, that each Sub-Adviser’s investment strategy is appropriate for pursuing the Fund’s investment objective, and that such strategy would be complementary to the investment strategy employed by the Fund’s other active sub-advisers. The Board also concluded that the fees payable to each such Sub-Adviser for its services are reasonable.

In considering whether to approve the sub-advisory agreement with Explorer, the Board noted that the services to be performed by Explorer will consist primarily of assisting the Adviser in (i) identifying, selecting and monitoring the performance of other sub-advisers and (ii) allocating assets of the Fund among various sub-advisers and investment strategies. The Board further noted that Explorer will not be authorized to purchase and sell securities for the Fund or exercise discretion with respect to the management of assets of the Fund, which discretion will be exercised by the Adviser and the other sub-advisers of the Fund. The Board evaluated the nature, extent and quality of the services to be provided by Explorer, the capabilities and background of Explorer’s key personnel, the terms of

APPROVAL OF ADVISORY AGREEMENT
(continued)

the sub-advisory agreement with Explorer and the reasonableness and appropriateness of the particular fee to be paid for the services described therein, and the Fund’s structure and the manner in which Explorer’s services will assist the Fund in pursuing its investment objective. The Board concluded that Explorer is qualified to perform the services contemplated by the terms of the sub-advisory agreement for the Fund and that the fees payable to Explorer for such services are reasonable.

The Board did not consider any single factor as controlling in determining whether or not to enter into the sub-advisory agreement with each Sub-Adviser. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that entering into the sub-advisory agreements, including the fee structures, is in the interests of shareholders, and accordingly, the Board approved entering into the sub-advisory agreement with each Sub-Adviser.

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Investment Adviser: Van Eck Associates Corporation
Distributor: Van Eck Securities Corporation | 335 Madison Avenue | New York, NY 10017 |
                www.vaneck.com
Account Assistance: 1.800.544.4653

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Worldwide Insurance Trust, billed audit fees of $171,000 for 2008 and $168,000 for 2007.

b)   Audit-Related Fees

     None.

c)   Tax Fees

     Ernst & Young billed tax fees of $21,000 for 2008 and $23,111 for 2007.

d)   All Other Fees

     None.

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not  applicable.

Item 6.   SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Absolute Return Fund disclosure controls and procedures
     (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Absolute Return Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE ABSOLUTE RETURN FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date  March 5, 2009
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Derek S. van Eck, CEO
                        --------------------------
Date  March 5, 2009
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By (Signature and Title)  /s/ Bruce J. Smith, CFO
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Date  March 5, 2009
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